SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 30, 1999

                       THE FIRST NATIONAL BANK OF ATLANTA
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)



    UNITED STATES                    33-95714                    22-2716130
    United States                    33-99442-01                 22-2716130
    -------------                    -----------                 ----------
   (State or other                  (Commission                (I.R.S. Employer
   Jurisdiction of                   File Number)            Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359






                         Exhibit Index appears on Page 4

ITEM 5.  OTHER EVENTS

         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

                   (c)  Exhibits

                   28.1 Series 1995-1 Monthly Servicing Certificate -
                        September 30, 1999

                   28.2 Monthly Series 1995-1 Certificateholders' Statement -
                        September 30, 1999

                   28.3 Series 1999-1 Monthly Servicing Certificate -
                        September 30, 1999

                   28.4 Monthly Series 1999-1 Certificateholders' Statement -
                        September 30, 1999

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



          Dated: November 3, 1999                       By:  Donald K. Truslow
                                                        Title:  Comptroller

                                INDEX TO EXHIBITS

                                                                                                             SEQUENTIALLY
       Exhibit                                                                                                 NUMBERED
       Number                                              Exhibit                                              PAGES
       ------                                              -------                                              -----

        28.1          Series 1995-1 Monthly Servicing Certificate - September 30, 1999                           1-7
        28.2          Monthly Series 1995-1 Certificateholders' Statement - September 30, 1999                   1-10
        28.3          Series 1999-1 Monthly Servicing Certificate - September 30, 1999                           1-7
        28.4          Monthly Series 1999-1 Certificateholders' Statement - September 30, 1999                   1-10